CONTINUING SECURITY AGREEMENT:
                         RIGHTS TO PAYMENT AND INVENTORY


         1.  GRANT  OF  SECURITY  INTEREST.  For  valuable  consideration,   the
undersigned STRATFORD AMERICAN CORPORATION, an Arizona corporation, and STRATFORD AMERICAN CAR RENTAL SYSTEMS, INC., an Arizona corporation, or any of them ("Debtor"), hereby grants and transfers to IMPERIAL BANK ("Bank") a security interest in all accounts, deposit accounts, accounts receivable, chattel paper, instruments, documents and general intangibles (collectively called "Rights to Payment"), now existing or at any time hereafter, and prior to the termination hereof, arising (whether they arise from the sale, lease or other disposition of inventory or from performance of contracts for service, manufacture, construction, repair or otherwise or from any other source whatsoever), including all securities, guaranties, warranties, indemnity agreements, insurance policies and other agreements pertaining to the same or the property described therein, and in all goods returned by Debtor's customers, together with a security interest in all inventory, goods held for sale or lease or to be furnished under contracts for service, goods so leased or furnished, raw materials, component parts, work in process or materials used or consumed in Debtor's business and all warehouse receipts, bills of lading and other documents evidencing goods owned or acquired by Debtor, and all goods covered thereby, now or at any time hereafter, and prior to the termination hereof, owned or acquired by Debtor, wherever located, and all products thereof (collectively called "Inventory"), whether in the possession of Debtor, warehousemen, bailees or any other person and whether located at Debtor's places of business or elsewhere, excluding, however, the "Excluded Collateral" (as defined in the Credit Agreement)(with all Rights to Payment and Inventory referred to herein collectively as the "Collateral"), together with whatever is receivable or received when any of the Collateral or proceeds thereof are sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including without limitation, all Rights to Payment, including returned premiums, with respect to any insurance relating to any of the foregoing, and all Rights to Payment with respect to any cause of action affecting or relating to any of the foregoing (hereinafter called "Proceeds").

         2. OBLIGATIONS SECURED. The obligations secured hereby are the payment and performance of: (a) all present and future Indebtedness of Debtor to Bank;
(b) all obligations of Debtor and rights of Bank under this Agreement; and (c) all present and future obligations of Debtor to Bank of other kinds. The word "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Debtor, or any of them, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Debtor may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable.

         3. TERMINATION. This Agreement will terminate upon the performance of all obligations of Debtor to Bank, including without limitation, the payment of all Indebtedness of Debtor to Bank existing or committed by Bank at the time Bank receives written notice from Debtor of the termination of this Agreement.

         4. OBLIGATIONS OF BANK. Bank has no obligation to make any loans hereunder. Any money received by Bank in respect of the Collateral may be deposited, at Bank's option, into a non-interest bearing account over which Debtor shall have no control, and the same shall, for all purposes, be deemed Collateral hereunder.

         5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Bank that: (a) Debtor is the owner and has possession or control of the Collateral and Proceeds; (b) Debtor has the right to grant a security interest in the Collateral and Proceeds; (c) all Collateral and Proceeds are genuine, free from liens, adverse claims, setoffs, default, prepayment, defenses and conditions precedent of any kind or character, except as heretofore disclosed to Bank in writing; (d) all statements contained herein and, where applicable, in the Collateral are true and complete; (e) except the Permitted Liens (as defined in the Credit Agreement), no financing statement covering any of the Collateral or Proceeds, and naming any secured party other than Bank, is on file in any public office; (f) all persons appearing to be obligated on Rights to Payment and Proceeds have authority and capacity to contract and are bound as they appear to be; (g) all property subject to chattel paper has been properly registered and filed in compliance with law and to perfect the interest of Debtor in such property; and (h) all Rights to Payment and Proceeds comply with all applicable laws concerning form, content and manner of preparation and execution, including where applicable Federal Reserve Regulation Z and any State consumer credit laws.

         6. COVENANTS OF DEBTOR.

         (a) Debtor Agrees in General: (i) to pay Indebtedness secured hereby when due; (ii) to indemnify Bank against all losses, claims, demands, liabilities and expenses of every kind caused by property subject hereto; (iii) to pay all costs and expenses, including reasonable attorneys' fees, incurred by Bank in the perfection, preservation, realization, enforcement and exercise of its rights, powers and remedies hereunder; (iv) to permit Bank to exercise its powers; (v) to execute and deliver such documents as Bank deems necessary to create, perfect and continue the security interests contemplated hereby; and
(vi) not to change its chief place of business or the places where Debtor keeps any of the Collateral or Debtor's records concerning the Collateral and Proceeds without first giving Bank written notice of the address to which Debtor is moving same.
                                       2.

         (b) Debtor Agrees with Regard to the Collateral and Proceeds: (i) to insure Inventory and, where applicable, Rights to Payment with Bank as loss payee, in form and amounts, under agreements, against risks and liabilities, and with insurance companies satisfactory to Bank; (ii) not to use any Inventory for any unlawful purpose or in any way that would void any insurance required to be carried in connection therewith; (iii) not to remove Inventory from Debtor's premises without Bank's prior written consent and upon such terms and conditions as Bank may require, except for deliveries to buyers in the ordinary course of Debtor's business and except Inventory which consists of mobile goods as defined in the California Uniform Commercial Code, in which case Debtor agrees not to remove or permit the removal of the Inventory from its state of domicile for a period in excess of thirty (30) calendar days; (iv) not to permit any lien on the Collateral or Proceeds, including without limitation, liens arising from the storage of Inventory, except in favor of Bank; (v) not to sell, hypothecate or dispose of any of the Collateral or Proceeds, or any interest therein, except sales of Inventory to buyers in the ordinary course of Debtor's business, without Bank's prior written consent; (vi) to furnish reports to Bank of all acquisitions, returns, sales and other dispositions of Inventory in such form and detail and at such times as Bank may require; (vii) to permit Bank to inspect the Collateral at any time; (viii) to keep, in accordance with generally accepted accounting principles, complete and accurate records regarding all Collateral and Proceeds, and to permit Bank to inspect the same and make copies thereof at any reasonable time; (ix) if requested by Bank, to receive and use reasonable diligence to collect Rights to Payment and Proceeds, in trust and as the property of Bank, and to immediately endorse as appropriate and deliver such Rights to Payment and Proceeds to Bank daily in the exact form in which they are received together with a collection report in form satisfactory to Bank; (x) not to commingle Rights to Payment, Proceeds or collections thereunder with other property; (xi) to give only normal allowances and credits and to advise Bank thereof immediately in writing if they affect any Rights to Payment or Proceeds;
(xii) on demand, to deliver to Bank returned property resulting from, or payment equal to, such allowances or credits on any Rights to Payment or Proceeds or to execute such documents and do such other things as Bank may reasonably request for the purpose of perfecting, preserving and enforcing its security interest in such returned property; (xiii) from time to time, when requested by Bank, to prepare and deliver a schedule of all Collateral and Proceeds subject to this Agreement and to assign in writing and deliver to Bank all accounts, contracts, leases and other chattel paper, instruments, documents and other evidences thereof; (xiv) in the event Bank elects to receive payments of Rights to Payment or Proceeds hereunder upon the occurrence and continuation of an Event of Default (as defined in the Credit Agreement), to pay all expenses incurred by Bank in connection therewith, including expenses of accounting, correspondence, collection efforts, reporting to account or contract debtors, filing, recording, record keeping and
                                       3.

expenses incidental thereto; and (xv) to provide any service and do any other acts which may be necessary to maintain, preserve and protect all Collateral and, as appropriate and applicable, to keep all Collateral in good and saleable condition, to deal with the Collateral in accordance with the standards and practices adhered to generally by users and manufacturers of like property, and to keep all Collateral and Proceeds free and clear of all defenses, rights of offset and counterclaims.

         7. POWERS OF BANK. Debtor appoints Bank its true attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by Bank's officers and employees, or any of them, whether or not Debtor is in default: (a) upon the occurrence and continuation of an Event of Default (as defined in the Credit Agreement), to perform any obligation of Debtor hereunder in Debtor's name or otherwise; (b) upon the occurrence and continuation of an Event of Default (as defined in the Credit Agreement), to give notice of Bank's rights in the Collateral and Proceeds, to enforce the same and make extension agreements with respect thereto; (c) upon the occurrence and continuation of an Event of Default (as defined in the Credit Agreement), to release persons liable on Collateral or Proceeds and to give receipts and acquittances and compromise disputes in connection therewith; (d) upon the occurrence and continuation of an Event of Default (as defined in the Credit Agreement), to release security; (e) to resort to security in any order; (f) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, applications for registration or like papers to perfect, preserve or release Bank's interest in the Collateral and Proceeds; (g) upon the occurrence and continuation of an Event of Default (as defined in the Credit Agreement), to receive, open and read mail addressed to Debtor; (h) upon the occurrence and continuation of an Event of Default (as defined in the Credit Agreement), to take cash, instruments for the payment of money and other property to which Bank is entitled; (i) to verify facts concerning the Collateral and Proceeds by inquiry of obligors thereon, or otherwise, in its own name or a fictitious name; (j) upon the occurrence and continuation of an Event of Default (as defined in the Credit Agreement), to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to Proceeds; (k) to prepare, adjust, execute, deliver and receive payment under insurance claims, and to collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and to apply such amounts received by Bank, at Bank's sole option, toward repayment of the Indebtedness or replacement of the Collateral; (l) upon the occurrence and continuation of an Event of Default (as defined in the Credit Agreement), to exercise all rights, powers and remedies which Debtor would have, but for this Agreement, with respect to all Collateral and Proceeds subject
                                       4.

hereto; (m) to enter onto Debtor's premises in inspecting the Collateral; (n) upon the occurrence and continuation of an Event of Default (as defined in the Credit Agreement), to make withdrawals from and to close deposit accounts or other accounts with any financial institution, wherever located, into which Proceeds may have been deposited, and to apply funds so withdrawn to payment of the Indebtedness; (o) to preserve or release the interest evidenced by chattel paper to which Bank is entitled hereunder and to endorse and deliver evidences of title incidental thereto; and (p) to do all acts and things and execute all documents in the name of Debtor or otherwise, deemed by Bank as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder.

         8. PAYMENT OF PREMIUMS, TAXES, CHARGES, LIENS AND ASSESSMENTS. Debtor agrees to pay, prior to delinquency, all insurance premiums, taxes, charges, liens and assessments against the Collateral and Proceeds, and upon the failure of Debtor to do so, Bank at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any such payments made by Bank shall be obligations of Debtor to Bank, due and payable immediately upon demand, together with interest at a rate determined in accordance with the provisions of Section 12 hereof, and shall be secured by the Collateral and Proceeds, subject to all terms and conditions of this Agreement.

         9. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement, subject to the expiration of all applicable notice and cure periods set forth in the Credit Agreement: (a) any default in the payment or performance of any obligation, or any defined event of default, under (i) any contract or instrument evidencing any Indebtedness, or (ii) any other agreement between any Debtor and Bank, including without limitation any loan agreement, relating to or executed in connection with any Indebtedness; (b) any representation or warranty made by any Debtor herein shall prove to be incorrect, false or misleading in any material respect when made; (c) any Debtor shall fail to observe or perform any obligation or agreement contained herein; (d) any attachment or like levy on any property of any Debtor; and (e) Bank, in good faith, believes any or all of the Collateral and/or Proceeds to be in danger of misuse, dissipation, commingling, loss, theft, damage or destruction, or otherwise in jeopardy or unsatisfactory in character or value.

         10. REMEDIES. Upon the occurrence of any Event of Default, Bank shall have the right to declare immediately due and payable all or any Indebtedness secured hereby and to terminate any commitments to make loans or otherwise extend credit to Debtor. Bank shall have all other rights, powers, privileges and remedies granted to a secured party upon default under the Uniform Commercial Code or otherwise provided by law, including without
                                       5.

limitation, the right to contact all persons obligated to Debtor on any Collateral or Proceeds and to instruct such persons to deliver all Collateral and/or Proceeds directly to Bank. All rights, powers, privileges and remedies of Bank shall be cumulative. No delay, failure or discontinuance of Bank in exercising any right, power, privilege or remedy hereunder shall affect or operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by Bank of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing. It is agreed that public or private sales, for cash or on credit, to a wholesaler or retailer or investor, or user of property of the types subject to this Agreement, or public auction, are all commercially reasonable since differences in the sales prices generally realized in the different kinds of sales are ordinarily offset by the differences in the costs and credit risks of such sales. While an Event of Default exists: (a) Debtor will deliver to Bank from time to time, as requested by Bank, current lists of all Collateral and Proceeds; (b) Debtor will not dispose of any of the Collateral or Proceeds except on terms approved by Bank;
(c) at Bank's request, Debtor will assemble and deliver all Collateral and Proceeds, and books and records pertaining thereto, to Bank at a reasonably convenient place designated by Bank; and (d) Bank may, without notice to Debtor, enter onto Debtor's premises and take possession of the Collateral. With respect to any sale by Bank of any Collateral subject to this Agreement, Debtor hereby expressly grants to Bank the right to sell such Collateral using any or all of Debtor's trademarks, trade names, trade name rights and/or proprietary labels or marks.

         11. DISPOSITION OF COLLATERAL AND PROCEEDS. Upon the transfer of all or any part of the Indebtedness, Bank may transfer all or any part of the Collateral or Proceeds and shall be fully discharged thereafter from all liability and responsibility with respect to any of the foregoing so transferred, and the transferee shall be vested with all rights and powers of Bank hereunder with respect to any of the foregoing so transferred; but with respect to any Collateral or Proceeds not so transferred, Bank shall retain all rights, powers, privileges and remedies herein given. Any proceeds of any disposition of any of the Collateral or Proceeds, or any part thereof, may be applied by Bank to the payment of expenses incurred by Bank in connection with the foregoing, including reasonable attorneys' fees, and the balance of such proceeds may be applied by Bank toward the payment of the Indebtedness in such order of application as Bank may from time to time elect.

         12. COSTS, EXPENSES AND ATTORNEYS' FEES. Debtor shall pay to Bank immediately upon demand the full amount of all payments,
                                       6.

advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Bank's in-house counsel), incurred by Bank in exercising any right, power, privilege or remedy conferred by this Agreement or in the enforcement thereof, including any of the foregoing incurred in connection with any bankruptcy proceeding relating to Debtor or the valuation of the Collateral and/or Proceeds, including without limitation, the seeking of relief from or modification of the automatic stay or the negotiation and drafting of a cash collateral order. All of the foregoing shall be paid by Debtor with interest at the default interest rate set forth in the Notes (as defined in the Credit Agreement).

         13. STATUTE OF LIMITATIONS. Until all Indebtedness shall have been paid in full, the power of sale and all other rights, powers, privileges and remedies granted to Bank hereunder shall continue to exist and may be exercised by Bank at any time and from time to time irrespective of the fact that the Indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of Debtor may have ceased, unless such liability shall have ceased due to the payment in full of all Indebtedness secured hereunder.

         14.  MISCELLANEOUS.  The  obligations  of Debtor are joint and several;
presentment, protest, notice of protest, notice of dishonor and notice of nonpayment are waived with respect to any Proceeds to which Bank is entitled hereunder; any right to direct the application of payments or security for any Indebtedness of Debtor, or indebtedness of customers of Debtor, and any right to require proceedings against others or to require exhaustion of security are waived; and consent to extensions, forbearances or alterations of the terms of Indebtedness, the release or substitution of security, and the release of guarantors is given with respect to Proceeds subject to this Agreement; provided however, that in each instance Bank believes in good faith that the action in question is commercially reasonable in that it does not unreasonably increase the risk of nonpayment of the Indebtedness to which the action applies. Until all Indebtedness shall have been paid in full, no Debtor shall have any right of subrogation or contribution, and each Debtor hereby waives any benefit of or right to participate in any of the Collateral or Proceeds or any other security now or hereafter held by Bank.

         15. NOTICES. All notices, requests and demands required under this Agreement must be in writing, addressed to Bank at the address specified in any other loan documents entered into between Debtor and Bank and to Debtor at the address of its chief executive office (or personal residence, if applicable) specified below or to such other address as any party may designate by written notice to each other party, and shall be deemed to have been given or made as follows: (a) if personally delivered, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days
                                       7.

after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.

         16. GOVERNING LAW; SUCCESSORS, ASSIGNS. This Agreement shall be governed by and construed in accordance with the laws of the State of California, and shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties, provided, however, the creation and enforcement of any UCC security interest and lien shall be governed by the laws of the State of Arizona.

         17. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement.

         Debtor warrants that its chief executive office (or personal residence, if applicable) is located at the following address: 2400 East Arizona Biltmore Circle, Building 2, Suite 1270, Phoenix, Arizona 85016.

         Debtor warrants that the Collateral (except goods in transit) is located or domiciled at the following additional addresses: See Schedule 1 attached hereto and incorporated herein by this reference.
                                       8.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of December 11, 1996.


STRATFORD AMERICAN CORPORATION,                   IMPERIAL BANK
an Arizona corporation


By: /s/ Mel L. Shultz                             By: /s/ R. Mark Chambers
    --------------------------                        --------------------------

Title:  President                                 Title:  Vice President
       -----------------------                           -----------------------

STRATFORD AMERICAN CAR RENTAL SYSTEMS, INC., an Arizona corporation


By: /s/ Mel L. Shultz
    --------------------------

Title:  President
       -----------------------
                                       9.

                                   SCHEDULE 1

Dollar Rent A Car Phoenix Locations

America West Arena                                Sun City/Surprise
201 E. Jefferson                                  12129 W. Bell Road
Phoenix, Arizona 85004                            Sun City West, Arizona
514-8444                                          583-4718

Arizona Biltmore Hotel                            Sky Harbor Airport
2400 E. Missouri                                  Terminal 2     267-0097
Phoenix, Arizona 85016                            Terminal 3     267-0996
956-9012                                          Terminal 4     264-0995

Deer Valley Airport                               Dollar Rent A Car Main Office
702 W. Deer Valley Road                           50 S. 24th Street
Deer Valley, Arizona                              Phoenix, Arizona 85034
861-0366                                          275-7588

Holiday Inn Tempe
915 E. Apache Blvd.
Tempe, Arizona
829-1523

Scottsdale Radisson Resort
7171 N. Scottsdale Road
Scottsdale, Arizona 85258
947-7295

Southeast Regional Location
2828 S. Country Club
Mesa, Arizona
497-9298

West Valley Regional Location
8708 W. Thunderbird
Peoria, Arizona 85381
486-7990